                                                                 Exhibit (c)(9)

                             TECHFORCE CORPORATION
                           INDEMNIFICATION AGREEMENT


         This INDEMNIFICATION AGREEMENT (the "Agreement") is effective as of June 30, 1999, by and between TechForce Corporation, a Georgia corporation (the "Corporation"), and JERREL W. KEE, an officer of the Corporation (the "Indemnitee").

WHEREAS, the Indemnitee has served as an officer of the Corporation and has continued to do so throughout the negotiations by the Corporation for a business combination transaction with EQUANT N.V., EQUANT HOLDINGS U.S., INC. AND EQUANT ACQUISITION CORP.

         WHEREAS, the parties believe it appropriate to memorialize and reaffirm the Corporation's indemnification obligation to Indemnitee and, in addition, set forth the indemnification agreements contained herein;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

1.       Indemnification.

         (a) Indemnifiable Liabilities; Indemnifiable Litigation. Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by any of its Articles of Incorporation, Bylaws and the Georgia Business Corporation Code, including but not limited to O.C.G.A. ss.ss. 14-2-850, et seq., as the same exists or may hereafter be amended, against all expenses, liability and loss (including attorneys' fees and disbursements, judgments, penalties, fines, settlements or other reasonable expenses, including but not limited to court costs and expert witness fees) (collectively, "Indemnifiable Liabilities") actually incurred or suffered by Indemnitee in connection with any threatened, pending or completed investigation, claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, including any action or suit by or in the right of the Corporation (collectively, "Indemnifiable Litigation"),
                  (i) to which Indemnitee is or was a party or is threatened to be made a party by reason of any action or inaction in Indemnitee's capacity as a director of the Corporation, or
                  (ii) with respect to which Indemnitee is otherwise involved by reason of the fact that Indemnitee is or was serving as a director of the Corporation, or of any parent, subsidiary or division, or, while a director of a corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Notwithstanding the foregoing, the Corporation shall have no obligation under this Section to indemnify Indemnitee in connection with an action instituted by Indemnitee.

         (b) Subsequent Change in Law, Etc. No change in the Corporation's Articles of Incorporation or Bylaws or the Georgia Business Corporation Code subsequent to the date first above written shall have the effect of limiting or eliminating the indemnification available under this Agreement as to any act, omission or capacity for which this Agreement provides indemnification at the time of such act, omission or capacity. If any change after the date of this Agreement in any applicable law, statute or rule expands the power of the Corporation to indemnify the Indemnitee, such change shall be within the purview of the Indemnitee's rights and the Corporation's obligations under this

                  Agreement. If any change in any applicable law, statute or rule narrows the right of the Corporation to indemnify the Indemnitee, such change shall have no effect on this Agreement or the parties' rights and obligations hereunder.

         (c) Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers reasonably required and shall take the actions that may be reasonably necessary to secure such rights to enable the Corporation effectively to bring suit to enforce such rights.

2. Interim Expenses. Pursuant to the Corporation's Articles of Incorporation, the Bylaws and O.C.G.A. ss. 14-2-856, the Corporation agrees to pay for or reimburse all reasonable expenses (including attorneys' fees and expenses) incurred by Indemnitee in connection with any Indemnifiable Litigation in advance of the final disposition thereof and without requiring security ("Interim Expenses"); provided, however, that:

         (a) Affirmation. Indemnitee furnishes the Corporation a written affirmation of his good faith belief that with respect to the subject matter of the Indemnifiable Litigation, he is entitled to indemnity pursuant to this Agreement;

         (b) Repayment Undertaking. Indemnitee furnishes the Corporation a written undertaking, executed personally or on his behalf, to repay, without interest, any Interim Expenses if it is ultimately determined that he is not entitled to indemnification; and

         (c) Accounting. Indemnitee furnishes the Corporation a written accounting or other documentation evidencing, to the Corporation's satisfaction, that Indemnitee owes or has actually incurred the expense for which he seeks payment or reimbursement and a detailed description of the expense as the Corporation may reasonably request ("Accounting").

3. Procedure for Demand and Payment. In the event that any claim or demand for which the Corporation would be liable to Indemnitee hereunder is asserted against or sought to be collected from Indemnitee by a third party, Indemnitee shall promptly notify the Corporation of such claim or demand, specifying the nature of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim and demand) (the "Claim Notice"). The Corporation shall then have ten (10) days from the date of delivery of the Claim Notice (the "Notice Period") to notify the Indemnitee whether or not the Corporation disputes its liability to Indemnitee hereunder with respect to such claim or demand and notwithstanding any such dispute, whether or not the Corporation desires, at its sole cost and expense, to defend the Indemnitee against such claim or demand.

         (a) Dispute by Corporation as to its Liability. If the Corporation disputes its liability with respect to such claim or demand or the amount thereof (whether or not the Corporation desires to defend the Indemnitee against such claim or demand as provided in paragraphs (ii) and (iii) below), such dispute shall be resolved in accordance with
                  Section 5 hereof. Pending the resolution of any dispute by the Corporation of its liability with respect to any claim or demand, such claim or demand shall not be settled without the prior written consent of the Indemnitee.

         (b) Defense by Corporation. In the event that the Corporation notifies the Indemnitee within the Notice Period that it desires to defend the Indemnitee against such claim or demand, then, except as hereinafter provided, the Corporation shall have the right to defend the Indemnitee by appropriate proceedings, which proceedings shall be diligently settled or prosecuted by them to a final conclusion in such a manner as to avoid any risk of Indemnitee becoming subject to liability for any other matter; provided, however, the Corporation shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to Indemnitee of a release from all liability in respect of such claim or litigation and provided that Indemnitee is not required to take any action, is not prohibited from taking any action or is not required to make any admission in connection therewith. If Indemnitee desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense.

         (c) Failure to Dispute. If the Corporation does not dispute its liability with respect to any claim or demand as contemplated by paragraph (b) above, such claim or demand shall conclusively be deemed to be the responsibility of the Corporation hereunder.

4.       Time of Payments.

         (a) Indemnifiable Liabilities. Payments of Indemnifiable Liabilities to which Indemnitee is entitled pursuant to
                  Section 1 hereof shall be made no later than twenty (20) days after request for such payment has been furnished to the Corporation.

         (b) Interim Expenses. Payments of Interim Expenses to which Indemnitee is entitled pursuant to Section 2 hereof shall be made no later than twenty (20) days after request for such payment and the Accounting required under Section 2(c) has been furnished to the Corporation.

5. Dispute Resolution. Any party may commence a civil action in a court of appropriate jurisdiction to resolve disputes hereunder. Nothing contained in this Section shall prevent the parties from settling any dispute by mutual agreement at any time.

6. Failure to Indemnify. If indemnification or advances for expenses are ordered to be paid by the Corporation pursuant to Section 5, Indemnitee shall also be entitled to be paid for expenses (including attorneys' fees) incurred in connection with the application for the court-ordered payments.

7. Insurance. The Corporation shall cause to be maintained in effect from the date hereof and for six (6) years from the last day on which Indemnitee serves as a director of the Corporation, with respect to matters occurring on or prior to that date of last service as a director, the current directors' and officers' liability insurance policies maintained by the Corporation (provided that the Corporation may substitute therefor policies of at least the same coverage containing terms and conditions that are not materially less favorable); provided, however, that (A) the Corporation shall use its reasonable best efforts to purchase competitively priced coverage and
         (B) nothing contained herein shall require the Corporation to incur any annual premium in excess of 150% of the last annual premium paid prior to the date hereof. If such premiums for such policies of insurance would at any time exceed 150% of the last annual premium, then the Corporation shall cause to be maintained policies of insurance, which in the Corporation's good faith determination, provide the maximum coverage available at an annual premium equal to 150% of such last annual premium.

8. Successors. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto, including, with respect to the Corporation, any corporation or other entity.

9. Contract Rights Not Exclusive. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any statute, provision of the Corporation's Articles of Incorporation or Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise.

10. Notices; Indemnitee's Obligations. Notices to the Corporation shall be directed to TechForce Corporation, 5741 Rio Vista Drive, Clearwater, Florida 33760-3117, Attn.: President (or such other address as the Corporation shall designate in writing to Indemnitee) with a copy to Equant Holdings U.S., Inc., Orville Drive, Bohemia, NY 11716,
         Attention: General Counsel. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

11. Severability. Should any provision of this Agreement, or any clause thereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

12. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

13. Choice of Law. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF, the parties have executed this Indemnification Agreement as of the date first written above.


INDEMNITEE


/s/ Jerrel W. Kee
---------------------------------
Jerrel W. Kee



TECHFORCE CORPORATION


By: /s/ John A. Koehler
   ------------------------------
Name: John A. Koehler
     ----------------------------

Title: Chief Executive Officer
      ---------------------------

                             TECHFORCE CORPORATION
                           INDEMNIFICATION AGREEMENT


         This INDEMNIFICATION AGREEMENT (the "Agreement") is effective as of June 30, 1999, by and between TechForce Corporation, a Georgia corporation (the "Corporation"), and PAUL J. FERRI, a Director of the Corporation (the "Indemnitee").

WHEREAS, the Indemnitee has served as a Director of the Corporation and has continued to do so throughout the negotiations by the Corporation for a business combination transaction with EQUANT N.V., EQUANT HOLDINGS U.S., INC. AND EQUANT ACQUISITION CORP. and

         WHEREAS, the parties believe it appropriate to memorialize and reaffirm the Corporation's indemnification obligation to Indemnitee and, in addition, set forth the indemnification agreements contained herein;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

1.      Indemnification.

         (a) Indemnifiable Liabilities; Indemnifiable Litigation. Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by any of its Articles of Incorporation, Bylaws and the Georgia Business Corporation Code, including but not limited to O.C.G.A. ss.ss. 14-2-850, et seq., as the same exists or may hereafter be amended, against all expenses, liability and loss (including attorneys' fees and disbursements, judgments, penalties, fines, settlements or other reasonable expenses, including but not limited to court costs and expert witness fees) (collectively, "Indemnifiable Liabilities") actually incurred or suffered by Indemnitee in connection with any threatened, pending or completed investigation, claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, including any action or suit by or in the right of the Corporation (collectively, "Indemnifiable Litigation"),
                  (i) to which Indemnitee is or was a party or is threatened to be made a party by reason of any action or inaction in Indemnitee's capacity as a director of the Corporation, or
                  (ii) with respect to which Indemnitee is otherwise involved by reason of the fact that Indemnitee is or was serving as a director of the Corporation, or of any parent, subsidiary or division, or, while a director of a corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Notwithstanding the foregoing, the Corporation shall have no obligation under this Section to indemnify Indemnitee in connection with an action instituted by Indemnitee.

         (b) Subsequent Change in Law, Etc. No change in the Corporation's Articles of Incorporation or Bylaws or the Georgia Business Corporation Code subsequent to the date first above written shall have the effect of limiting or eliminating the indemnification available under this Agreement as to any act, omission or capacity for which this Agreement provides indemnification at the time of such act, omission or capacity. If any change after the date of this Agreement in any applicable law, statute or rule expands the power of the Corporation to indemnify the Indemnitee, such change shall be within the purview of the Indemnitee's rights and the Corporation's obligations under this

                  Agreement. If any change in any applicable law, statute or rule narrows the right of the Corporation to indemnify the Indemnitee, such change shall have no effect on this Agreement or the parties' rights and obligations hereunder.

         (c) Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers reasonably required and shall take the actions that may be reasonably necessary to secure such rights to enable the Corporation effectively to bring suit to enforce such rights.

2. Interim Expenses. Pursuant to the Corporation's Articles of Incorporation, the Bylaws and O.C.G.A. ss. 14-2-856, the Corporation agrees to pay for or reimburse all reasonable expenses (including attorneys' fees and expenses) incurred by Indemnitee in connection with any Indemnifiable Litigation in advance of the final disposition thereof and without requiring security ("Interim Expenses"); provided, however, that:

         (a) Affirmation. Indemnitee furnishes the Corporation a written affirmation of his good faith belief that with respect to the subject matter of the Indemnifiable Litigation, he is entitled to indemnity pursuant to this Agreement;

         (b) Repayment Undertaking. Indemnitee furnishes the Corporation a written undertaking, executed personally or on his behalf, to repay, without interest, any Interim Expenses if it is ultimately determined that he is not entitled to indemnification; and

         (c) Accounting. Indemnitee furnishes the Corporation a written accounting or other documentation evidencing, to the Corporation's satisfaction, that Indemnitee owes or has actually incurred the expense for which he seeks payment or reimbursement and a detailed description of the expense as the Corporation may reasonably request ("Accounting").

3. Procedure for Demand and Payment. In the event that any claim or demand for which the Corporation would be liable to Indemnitee hereunder is asserted against or sought to be collected from Indemnitee by a third party, Indemnitee shall promptly notify the Corporation of such claim or demand, specifying the nature of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim and demand) (the "Claim Notice"). The Corporation shall then have ten (10) days from the date of delivery of the Claim Notice (the "Notice Period") to notify the Indemnitee whether or not the Corporation disputes its liability to Indemnitee hereunder with respect to such claim or demand and notwithstanding any such dispute, whether or not the Corporation desires, at its sole cost and expense, to defend the Indemnitee against such claim or demand.

         (a) Dispute by Corporation as to its Liability. If the Corporation disputes its liability with respect to such claim or demand or the amount thereof (whether or not the Corporation desires to defend the Indemnitee against such claim or demand as provided in paragraphs (ii) and (iii) below), such dispute shall be resolved in accordance with
                  Section 5 hereof. Pending the resolution of any dispute by the Corporation of its liability with respect to any claim or demand, such claim or demand shall not be settled without the prior written consent of the Indemnitee.

         (b) Defense by Corporation. In the event that the Corporation notifies the Indemnitee within the Notice Period that it desires to defend the Indemnitee against such claim or demand, then, except as hereinafter provided, the Corporation shall have the right to defend the Indemnitee by appropriate proceedings, which proceedings shall be diligently settled or prosecuted by them to a final conclusion in such a manner as to avoid any risk of Indemnitee becoming subject to liability for any other matter; provided, however, the Corporation shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to Indemnitee of a release from all liability in respect of such claim or litigation and provided that Indemnitee is not required to take any action, is not prohibited from taking any action or is not required to make any admission in connection therewith. If Indemnitee desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense.

         (c) Failure to Dispute. If the Corporation does not dispute its liability with respect to any claim or demand as contemplated by paragraph (b) above, such claim or demand shall conclusively be deemed to be the responsibility of the Corporation hereunder.

4.       Time of Payments.

         (a) Indemnifiable Liabilities. Payments of Indemnifiable Liabilities to which Indemnitee is entitled pursuant to
                  Section 1 hereof shall be made no later than twenty (20) days after request for such payment has been furnished to the Corporation.

         (b) Interim Expenses. Payments of Interim Expenses to which Indemnitee is entitled pursuant to Section 2 hereof shall be made no later than twenty (20) days after request for such payment and the Accounting required under Section 2(c) has been furnished to the Corporation.

5. Dispute Resolution. Any party may commence a civil action in a court of appropriate jurisdiction to resolve disputes hereunder. Nothing contained in this Section shall prevent the parties from settling any dispute by mutual agreement at any time.

6. Failure to Indemnify. If indemnification or advances for expenses are ordered to be paid by the Corporation pursuant to Section 5, Indemnitee shall also be entitled to be paid for expenses (including attorneys' fees) incurred in connection with the application for the court-ordered payments.

7. Insurance. The Corporation shall cause to be maintained in effect from the date hereof and for six (6) years from the last day on which Indemnitee serves as a director of the Corporation, with respect to matters occurring on or prior to that date of last service as a director, the current directors' and officers' liability insurance policies maintained by the Corporation (provided that the Corporation may substitute therefor policies of at least the same coverage containing terms and conditions that are not materially less favorable); provided, however, that (A) the Corporation shall use its reasonable best efforts to purchase competitively priced coverage and
         (B) nothing contained herein shall require the Corporation to incur any annual premium in excess of 150% of the last annual premium paid prior to the date hereof. If such premiums for such policies of insurance would at any time exceed 150% of the last annual premium, then the Corporation shall cause to be maintained policies of insurance, which in the Corporation's good faith determination, provide the maximum coverage available at an annual premium equal to 150% of such last annual premium.

8. Successors. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto, including, with respect to the Corporation, any corporation or other entity.

8. Contract Rights Not Exclusive. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any statute, provision of the Corporation's Articles of Incorporation or Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise.

10. Notices; Indemnitee's Obligations. Notices to the Corporation shall be directed to TechForce Corporation, 5741 Rio Vista Drive, Clearwater, Florida 33760-3117, Attn.: President (or such other address as the Corporation shall designate in writing to Indemnitee) with a copy to Equant Holdings U.S., Inc., Orville Drive, Bohemia, NY 11716,
         Attention: General Counsel. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

11. Severability. Should any provision of this Agreement, or any clause thereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

12. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

13. Choice of Law. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF, the parties have executed this Indemnification Agreement as the date first written above.


INDEMNITEE


/s/ Paul J. Ferri
---------------------------------
Paul J. Ferri


TECHFORCE CORPORATION


By: /s/ Jerrel W. Kee
   ------------------------------

Name: Jerrel W. Kee
     ----------------------------

Title: Chief Financial Officer
      ---------------------------

                             TECHFORCE CORPORATION
                           INDEMNIFICATION AGREEMENT


         This INDEMNIFICATION AGREEMENT (the "Agreement") is effective as of June 30, 1999, by and between TechForce Corporation, a Georgia corporation (the "Corporation"), and BERTIL D. NORDIN, a Director of the Corporation (the "Indemnitee").

WHEREAS, the Indemnitee has served as a Director of the Corporation and has continued to do so throughout the negotiations by the Corporation for a business combination transaction with EQUANT N.V., EQUANT HOLDINGS U.S., INC. AND EQUANT ACQUISITION CORP. and

         WHEREAS, the parties believe it appropriate to memorialize and reaffirm the Corporation's indemnification obligation to Indemnitee and, in addition, set forth the indemnification agreements contained herein;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

1.       Indemnification.

         (a) Indemnifiable Liabilities; Indemnifiable Litigation. Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by any of its Articles of Incorporation, Bylaws and the Georgia Business Corporation Code, including but not limited to O.C.G.A. ss.ss. 14-2-850, et seq., as the same exists or may hereafter be amended, against all expenses, liability and loss (including attorneys' fees and disbursements, judgments, penalties, fines, settlements or other reasonable expenses, including but not limited to court costs and expert witness fees) (collectively, "Indemnifiable Liabilities") actually incurred or suffered by Indemnitee in connection with any threatened, pending or completed investigation, claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, including any action or suit by or in the right of the Corporation (collectively, "Indemnifiable Litigation"),
                  (i) to which Indemnitee is or was a party or is threatened to be made a party by reason of any action or inaction in Indemnitee's capacity as a director of the Corporation, or
                  (ii) with respect to which Indemnitee is otherwise involved by reason of the fact that Indemnitee is or was serving as a director of the Corporation, or of any parent, subsidiary or division, or, while a director of a corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Notwithstanding the foregoing, the Corporation shall have no obligation under this Section to indemnify Indemnitee in connection with an action instituted by Indemnitee.

         (b) Subsequent Change in Law, Etc. No change in the Corporation's Articles of Incorporation or Bylaws or the Georgia Business Corporation Code subsequent to the date first above written shall have the effect of limiting or eliminating the indemnification available under this Agreement as to any act, omission or capacity for which this Agreement provides indemnification at the time of such act, omission or capacity. If any change after the date of this Agreement in any applicable law, statute or rule expands the power of the Corporation to indemnify the Indemnitee, such change shall be within the purview of the Indemnitee's rights and the Corporation's obligations under this

                  Agreement. If any change in any applicable law, statute or rule narrows the right of the Corporation to indemnify the Indemnitee, such change shall have no effect on this Agreement or the parties' rights and obligations hereunder.

         (c) Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers reasonably required and shall take the actions that may be reasonably necessary to secure such rights to enable the Corporation effectively to bring suit to enforce such rights.

2. Interim Expenses. Pursuant to the Corporation's Articles of Incorporation, the Bylaws and O.C.G.A. ss. 14-2-856, the Corporation agrees to pay for or reimburse all reasonable expenses (including attorneys' fees and expenses) incurred by Indemnitee in connection with any Indemnifiable Litigation in advance of the final disposition thereof and without requiring security ("Interim Expenses"); provided, however, that:

         (a) Affirmation. Indemnitee furnishes the Corporation a written affirmation of his good faith belief that with respect to the subject matter of the Indemnifiable Litigation, he is entitled to indemnity pursuant to this Agreement;

         (b) Repayment Undertaking. Indemnitee furnishes the Corporation a written undertaking, executed personally or on his behalf, to repay, without interest, any Interim Expenses if it is ultimately determined that he is not entitled to indemnification; and

         (c) Accounting. Indemnitee furnishes the Corporation a written accounting or other documentation evidencing, to the Corporation's satisfaction, that Indemnitee owes or has actually incurred the expense for which he seeks payment or reimbursement and a detailed description of the expense as the Corporation may reasonably request ("Accounting").

3. Procedure for Demand and Payment. In the event that any claim or demand for which the Corporation would be liable to Indemnitee hereunder is asserted against or sought to be collected from Indemnitee by a third party, Indemnitee shall promptly notify the Corporation of such claim or demand, specifying the nature of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim and demand) (the "Claim Notice"). The Corporation shall then have ten (10) days from the date of delivery of the Claim Notice (the "Notice Period") to notify the Indemnitee whether or not the Corporation disputes its liability to Indemnitee hereunder with respect to such claim or demand and notwithstanding any such dispute, whether or not the Corporation desires, at its sole cost and expense, to defend the Indemnitee against such claim or demand.

         (a) Dispute by Corporation as to its Liability. If the Corporation disputes its liability with respect to such claim or demand or the amount thereof (whether or not the Corporation desires to defend the Indemnitee against such claim or demand as provided in paragraphs (ii) and (iii) below), such dispute shall be resolved in accordance with
                  Section 5 hereof. Pending the resolution of any dispute by the Corporation of its liability with respect to any claim or demand, such claim or demand shall not be settled without the prior written consent of the Indemnitee.

         (b) Defense by Corporation. In the event that the Corporation notifies the Indemnitee within the Notice Period that it desires to defend the Indemnitee against such claim or demand, then, except as hereinafter provided, the Corporation shall have the right to defend the Indemnitee by appropriate proceedings, which proceedings shall be diligently settled or prosecuted by them to a final conclusion in such a manner as to avoid any risk of Indemnitee becoming subject to liability for any other matter; provided, however, the Corporation shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to Indemnitee of a release from all liability in respect of such claim or litigation and provided that Indemnitee is not required to take any action, is not prohibited from taking any action or is not required to make any admission in connection therewith. If Indemnitee desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense.

        (c) Failure to Dispute. If the Corporation does not dispute its liability with respect to any claim or demand as contemplated by paragraph (b) above, such claim or demand shall conclusively be deemed to be the responsibility of the Corporation hereunder.

4.       Time of Payments.

         (a) Indemnifiable Liabilities. Payments of Indemnifiable Liabilities to which Indemnitee is entitled pursuant to
                  Section 1 hereof shall be made no later than twenty (20) days after request for such payment has been furnished to the Corporation.

         (b) Interim Expenses. Payments of Interim Expenses to which Indemnitee is entitled pursuant to Section 2 hereof shall be made no later than twenty (20) days after request for such payment and the Accounting required under Section 2(c) has been furnished to the Corporation.

5. Dispute Resolution. Any party may commence a civil action in a court of appropriate jurisdiction to resolve disputes hereunder. Nothing contained in this Section shall prevent the parties from settling any dispute by mutual agreement at any time.

6. Failure to Indemnify. If indemnification or advances for expenses are ordered to be paid by the Corporation pursuant to Section 5, Indemnitee shall also be entitled to be paid for expenses (including attorneys' fees) incurred in connection with the application for the court-ordered payments.

7. Insurance. The Corporation shall cause to be maintained in effect from the date hereof and for six (6) years from the last day on which Indemnitee serves as a director of the Corporation, with respect to matters occurring on or prior to that date of last service as a director, the current directors' and officers' liability insurance policies maintained by the Corporation (provided that the Corporation may substitute therefor policies of at least the same coverage containing terms and conditions that are not materially less favorable); provided, however, that (A) the Corporation shall use its reasonable best efforts to purchase competitively priced coverage and
         (B) nothing contained herein shall require the Corporation to incur any annual premium in excess of 150% of the last annual premium paid prior to the date hereof. If such premiums for such policies of insurance would at any time exceed 150% of the last annual premium, then the Corporation shall cause to be maintained policies of insurance, which in the Corporation's good faith determination, provide the maximum coverage available at an annual premium equal to 150% of such last annual premium.

8. Successors. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto, including, with respect to the Corporation, any corporation or other entity.

9. Contract Rights Not Exclusive. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any statute, provision of the Corporation's Articles of Incorporation or Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise.

10. Notices; Indemnitee's Obligations. Notices to the Corporation shall be directed to TechForce Corporation, 5741 Rio Vista Drive, Clearwater, Florida 33760-3117, Attn.: President (or such other address as the Corporation shall designate in writing to Indemnitee) with a copy to Equant Holdings U.S., Inc., Orville Drive, Bohemia, NY 11716,
         Attention: General Counsel. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

11. Severability. Should any provision of this Agreement, or any clause thereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

12. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

13. Choice of Law. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF, the parties have executed this Indemnification Agreement as of the date first written above.


INDEMNITEE


/s/ Bertil D. Nordin
---------------------------------
Bertil D. Nordin




TECHFORCE CORPORATION


By: /s/ Jerrel W. Kee
   ------------------------------

Name: Jerrel W. Kee
     ----------------------------

Title: Chief Financial Officer
      ---------------------------

                             TECHFORCE CORPORATION
                           INDEMNIFICATION AGREEMENT


         This INDEMNIFICATION AGREEMENT (the "Agreement") is effective as of June 30, 1999, by and between TechForce Corporation, a Georgia corporation (the "Corporation"), and RICHARD D. TADLER, a Director of the Corporation (the "Indemnitee").

WHEREAS, the Indemnitee has served as a Director of the Corporation and has continued to do so throughout the negotiations by the Corporation for a business combination transaction with EQUANT N.V., EQUANT HOLDINGS U.S., INC. AND EQUANT ACQUISITION CORP. and

         WHEREAS, the parties believe it appropriate to memorialize and reaffirm the Corporation's indemnification obligation to Indemnitee and, in addition, set forth the indemnification agreements contained herein;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

1.       Indemnification.

         (a) Indemnifiable Liabilities; Indemnifiable Litigation. Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by any of its Articles of Incorporation, Bylaws and the Georgia Business Corporation Code, including but not limited to O.C.G.A. ss.ss. 14-2-850, et seq., as the same exists or may hereafter be amended, against all expenses, liability and loss (including attorneys' fees and disbursements, judgments, penalties, fines, settlements or other reasonable expenses, including but not limited to court costs and expert witness fees) (collectively, "Indemnifiable Liabilities") actually incurred or suffered by Indemnitee in connection with any threatened, pending or completed investigation, claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, including any action or suit by or in the right of the Corporation (collectively, "Indemnifiable Litigation"),
                  (i) to which Indemnitee is or was a party or is threatened to be made a party by reason of any action or inaction in Indemnitee's capacity as a director of the Corporation, or
                  (ii) with respect to which Indemnitee is otherwise involved by reason of the fact that Indemnitee is or was serving as a director of the Corporation, or of any parent, subsidiary or division, or, while a director of a corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Notwithstanding the foregoing, the Corporation shall have no obligation under this Section to indemnify Indemnitee in connection with an action instituted by Indemnitee.

         (b) Subsequent Change in Law, Etc. No change in the Corporation's Articles of Incorporation or Bylaws or the Georgia Business Corporation Code subsequent to the date first above written shall have the effect of limiting or eliminating the indemnification available under this Agreement as to any act, omission or capacity for which this Agreement provides indemnification at the time of such act, omission or capacity. If any change after the date of this Agreement in any applicable law, statute or rule expands the power of the Corporation to indemnify the Indemnitee, such change shall be within the purview of the Indemnitee's rights and the Corporation's obligations under this

                  Agreement. If any change in any applicable law, statute or rule narrows the right of the Corporation to indemnify the Indemnitee, such change shall have no effect on this Agreement or the parties' rights and obligations hereunder.

         (c) Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers reasonably required and shall take the actions that may be reasonably necessary to secure such rights to enable the Corporation effectively to bring suit to enforce such rights.

2. Interim Expenses. Pursuant to the Corporation's Articles of Incorporation, the Bylaws and O.C.G.A. ss. 14-2-856, the Corporation agrees to pay for or reimburse all reasonable expenses (including attorneys' fees and expenses) incurred by Indemnitee in connection with any Indemnifiable Litigation in advance of the final disposition thereof and without requiring security ("Interim Expenses"); provided, however, that:

         (a) Affirmation. Indemnitee furnishes the Corporation a written affirmation of his good faith belief that with respect to the subject matter of the Indemnifiable Litigation, he is entitled to indemnity pursuant to this Agreement;

         (b) Repayment Undertaking. Indemnitee furnishes the Corporation a written undertaking, executed personally or on his behalf, to repay, without interest, any Interim Expenses if it is ultimately determined that he is not entitled to indemnification; and

         (c) Accounting. Indemnitee furnishes the Corporation a written accounting or other documentation evidencing, to the Corporation's satisfaction, that Indemnitee owes or has actually incurred the expense for which he seeks payment or reimbursement and a detailed description of the expense as the Corporation may reasonably request ("Accounting").

3. Procedure for Demand and Payment. In the event that any claim or demand for which the Corporation would be liable to Indemnitee hereunder is asserted against or sought to be collected from Indemnitee by a third party, Indemnitee shall promptly notify the Corporation of such claim or demand, specifying the nature of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim and demand) (the "Claim Notice"). The Corporation shall then have ten (10) days from the date of delivery of the Claim Notice (the "Notice Period") to notify the Indemnitee whether or not the Corporation disputes its liability to Indemnitee hereunder with respect to such claim or demand and notwithstanding any such dispute, whether or not the Corporation desires, at its sole cost and expense, to defend the Indemnitee against such claim or demand.

         (a) Dispute by Corporation as to its Liability. If the Corporation disputes its liability with respect to such claim or demand or the amount thereof (whether or not the Corporation desires to defend the Indemnitee against such claim or demand as provided in paragraphs (ii) and (iii) below), such dispute shall be resolved in accordance with
                  Section 5 hereof. Pending the resolution of any dispute by the Corporation of its liability with respect to any claim or demand, such claim or demand shall not be settled without the prior written consent of the Indemnitee.

         (b) Defense by Corporation. In the event that the Corporation notifies the Indemnitee within the Notice Period that it desires to defend the Indemnitee against such claim or demand, then, except as hereinafter provided, the Corporation shall have the right to defend the Indemnitee by appropriate proceedings, which proceedings shall be diligently settled or prosecuted by them to a final conclusion in such a manner as to avoid any risk of Indemnitee becoming subject to liability for any other matter; provided, however, the Corporation shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to Indemnitee of a release from all liability in respect of such claim or litigation and provided that Indemnitee is not required to take any action, is not prohibited from taking any action or is not required to make any admission in connection therewith. If Indemnitee desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense.

         (c) Failure to Dispute. If the Corporation does not dispute its liability with respect to any claim or demand as contemplated by paragraph (b) above, such claim or demand shall conclusively be deemed to be the responsibility of the Corporation hereunder.

4.       Time of Payments.

         (a) Indemnifiable Liabilities. Payments of Indemnifiable Liabilities to which Indemnitee is entitled pursuant to
                  Section 1 hereof shall be made no later than twenty (20) days after request for such payment has been furnished to the Corporation.

         (b) Interim Expenses. Payments of Interim Expenses to which Indemnitee is entitled pursuant to Section 2 hereof shall be made no later than twenty (20) days after request for such payment and the Accounting required under Section 2(c) has been furnished to the Corporation.

5. Dispute Resolution. Any party may commence a civil action in a court of appropriate jurisdiction to resolve disputes hereunder. Nothing contained in this Section shall prevent the parties from settling any dispute by mutual agreement at any time.

6. Failure to Indemnify. If indemnification or advances for expenses are ordered to be paid by the Corporation pursuant to Section 5, Indemnitee shall also be entitled to be paid for expenses (including attorneys' fees) incurred in connection with the application for the court-ordered payments.

7. Insurance. The Corporation shall cause to be maintained in effect from the date hereof and for six (6) years from the last day on which Indemnitee serves as a director of the Corporation, with respect to matters occurring on or prior to that date of last service as a director, the current directors' and officers' liability insurance policies maintained by the Corporation (provided that the Corporation may substitute therefor policies of at least the same coverage containing terms and conditions that are not materially less favorable); provided, however, that (A) the Corporation shall use its reasonable best efforts to purchase competitively priced coverage and
         (B) nothing contained herein shall require the Corporation to incur any annual premium in excess of 150% of the last annual premium paid prior to the date hereof. If such premiums for such policies of insurance would at any time exceed 150% of the last annual premium, then the Corporation shall cause to be maintained policies of insurance, which in the Corporation's good faith determination, provide the maximum coverage available at an annual premium equal to 150% of such last annual premium.

8. Successors. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto, including, with respect to the Corporation, any corporation or other entity.

9. Contract Rights Not Exclusive. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any statute, provision of the Corporation's Articles of Incorporation or Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise.

10. Notices; Indemnitee's Obligations. Notices to the Corporation shall be directed to TechForce Corporation, 5741 Rio Vista Drive, Clearwater, Florida 33760-3117, Attn.: President (or such other address as the Corporation shall designate in writing to Indemnitee) with a copy to Equant Holdings U.S., Inc., Orville Drive, Bohemia, NY 11716,
         Attention: General Counsel. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

11. Severability. Should any provision of this Agreement, or any clause thereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

12. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

13. Choice of Law. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF, the parties have executed this Indemnification Agreement as of the date first written above.


INDEMNITEE


/s/ Richard D. Tadler
---------------------------------
Richard D. Tadler



TECHFORCE CORPORATION


By:  /s/ Jerrel W. Kee
   ------------------------------

Name:    Jerrel W. Kee
     ----------------------------

Title:   Chief Financial Officer
      ---------------------------

                             TECHFORCE CORPORATION
                           INDEMNIFICATION AGREEMENT


         This INDEMNIFICATION AGREEMENT (the "Agreement") is effective as of June 30, 1999, by and between TechForce Corporation, a Georgia corporation (the "Corporation"), and JOHN A. KOEHLER, a Director of the Corporation (the "Indemnitee").

WHEREAS, the Indemnitee has served as a Director of the Corporation and has continued to do so throughout the negotiations by the Corporation for a business combination transaction with EQUANT N.V., EQUANT HOLDINGS U.S., INC. AND EQUANT ACQUISITION CORP.; and

         WHEREAS, the parties believe it appropriate to memorialize and reaffirm the Corporation's indemnification obligation to Indemnitee and, in addition, set forth the indemnification agreements contained herein;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

1.       Indemnification.

         (a) Indemnifiable Liabilities; Indemnifiable Litigation. Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by any of its Articles of Incorporation, Bylaws and the Georgia Business Corporation Code, including but not limited to O.C.G.A. ss.ss. 14-2-850, et seq., as the same exists or may hereafter be amended, against all expenses, liability and loss (including attorneys' fees and disbursements, judgments, penalties, fines, settlements or other reasonable expenses, including but not limited to court costs and expert witness fees) (collectively, "Indemnifiable Liabilities") actually incurred or suffered by Indemnitee in connection with any threatened, pending or completed investigation, claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, including any action or suit by or in the right of the Corporation (collectively, "Indemnifiable Litigation"),
                  (i) to which Indemnitee is or was a party or is threatened to be made a party by reason of any action or inaction in Indemnitee's capacity as a director of the Corporation, or
                  (ii) with respect to which Indemnitee is otherwise involved by reason of the fact that Indemnitee is or was serving as a director of the Corporation, or of any parent, subsidiary or division, or, while a director of a corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Notwithstanding the foregoing, the Corporation shall have no obligation under this Section to indemnify Indemnitee in connection with an action instituted by Indemnitee.

         (b) Subsequent Change in Law, Etc. No change in the Corporation's Articles of Incorporation or Bylaws or the Georgia Business Corporation Code subsequent to the date first above written shall have the effect of limiting or eliminating the indemnification available under this Agreement as to any act, omission or capacity for which this Agreement provides indemnification at the time of such act, omission or capacity. If any change after the date of this Agreement in any applicable law, statute or rule expands the power of the Corporation to indemnify the Indemnitee, such change shall be within the purview of the Indemnitee's rights and the Corporation's obligations under this

                  Agreement. If any change in any applicable law, statute or rule narrows the right of the Corporation to indemnify the Indemnitee, such change shall have no effect on this Agreement or the parties' rights and obligations hereunder.

         (c) Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers reasonably required and shall take the actions that may be reasonably necessary to secure such rights to enable the Corporation effectively to bring suit to enforce such rights.

2. Interim Expenses. Pursuant to the Corporation's Articles of Incorporation, the Bylaws and O.C.G.A. ss. 14-2-856, the Corporation agrees to pay for or reimburse all reasonable expenses (including attorneys' fees and expenses) incurred by Indemnitee in connection with any Indemnifiable Litigation in advance of the final disposition thereof and without requiring security ("Interim Expenses"); provided, however, that:

         (a) Affirmation. Indemnitee furnishes the Corporation a written affirmation of his good faith belief that with respect to the subject matter of the Indemnifiable Litigation, he is entitled to indemnity pursuant to this Agreement;

         (b) Repayment Undertaking. Indemnitee furnishes the Corporation a written undertaking, executed personally or on his behalf, to repay, without interest, any Interim Expenses if it is ultimately determined that he is not entitled to indemnification; and

         (c) Accounting. Indemnitee furnishes the Corporation a written accounting or other documentation evidencing, to the Corporation's satisfaction, that Indemnitee owes or has actually incurred the expense for which he seeks payment or reimbursement and a detailed description of the expense as the Corporation may reasonably request ("Accounting").

3. Procedure for Demand and Payment. In the event that any claim or demand for which the Corporation would be liable to Indemnitee hereunder is asserted against or sought to be collected from Indemnitee by a third party, Indemnitee shall promptly notify the Corporation of such claim or demand, specifying the nature of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim and demand) (the "Claim Notice"). The Corporation shall then have ten (10) days from the date of delivery of the Claim Notice (the "Notice Period") to notify the Indemnitee whether or not the Corporation disputes its liability to Indemnitee hereunder with respect to such claim or demand and notwithstanding any such dispute, whether or not the Corporation desires, at its sole cost and expense, to defend the Indemnitee against such claim or demand.

         (a) Dispute by Corporation as to its Liability. If the Corporation disputes its liability with respect to such claim or demand or the amount thereof (whether or not the Corporation desires to defend the Indemnitee against such claim or demand as provided in paragraphs (ii) and (iii) below), such dispute shall be resolved in accordance with
                  Section 5 hereof. Pending the resolution of any dispute by the Corporation of its liability with respect to any claim or demand, such claim or demand shall not be settled without the prior written consent of the Indemnitee.

         (b) Defense by Corporation. In the event that the Corporation notifies the Indemnitee within the Notice Period that it desires to defend the Indemnitee against such claim or demand, then, except as hereinafter provided, the Corporation shall have the right to defend the Indemnitee by appropriate proceedings, which proceedings shall be diligently settled or prosecuted by them to a final conclusion in such a manner as to avoid any risk of Indemnitee becoming subject to liability for any other matter; provided, however, the Corporation shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to Indemnitee of a release from all liability in respect of such claim or litigation and provided that Indemnitee is not required to take any action, is not prohibited from taking any action or is not required to make any admission in connection therewith. If Indemnitee desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense.

         (c) Failure to Dispute. If the Corporation does not dispute its liability with respect to any claim or demand as contemplated by paragraph (b) above, such claim or demand shall conclusively be deemed to be the responsibility of the Corporation hereunder.

4.       Time of Payments.

         (a) Indemnifiable Liabilities. Payments of Indemnifiable Liabilities to which Indemnitee is entitled pursuant to
                  Section 1 hereof shall be made no later than twenty (20) days after request for such payment has been furnished to the Corporation.

         (b) Interim Expenses. Payments of Interim Expenses to which Indemnitee is entitled pursuant to Section 2 hereof shall be made no later than twenty (20) days after request for such payment and the Accounting required under Section 2(c) has been furnished to the Corporation.

5. Dispute Resolution. Any party may commence a civil action in a court of appropriate jurisdiction to resolve disputes hereunder. Nothing contained in this Section shall prevent the parties from settling any dispute by mutual agreement at any time.

6. Failure to Indemnify. If indemnification or advances for expenses are ordered to be paid by the Corporation pursuant to Section 5, Indemnitee shall also be entitled to be paid for expenses (including attorneys' fees) incurred in connection with the application for the court-ordered payments.

7. Insurance. The Corporation shall cause to be maintained in effect from the date hereof and for six (6) years from the last day on which Indemnitee serves as a director of the Corporation, with respect to matters occurring on or prior to that date of last service as a director, the current directors' and officers' liability insurance policies maintained by the Corporation (provided that the Corporation may substitute therefor policies of at least the same coverage containing terms and conditions that are not materially less favorable); provided, however, that (A) the Corporation shall use its reasonable best efforts to purchase competitively priced coverage and
         (B) nothing contained herein shall require the Corporation to incur any annual premium in excess of 150% of the last annual premium paid prior to the date hereof. If such premiums for such policies of insurance would at any time exceed 150% of the last annual premium, then the Corporation shall cause to be maintained policies of insurance, which in the Corporation's good faith determination, provide the maximum coverage available at an annual premium equal to 150% of such last annual premium.

8. Successors. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto, including, with respect to the Corporation, any corporation or other entity.

9. Contract Rights Not Exclusive. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any statute, provision of the Corporation's Articles of Incorporation or Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise.

10. Notices; Indemnitee's Obligations. Notices to the Corporation shall be directed to TechForce Corporation, 5741 Rio Vista Drive, Clearwater, Florida 33760-3117, Attn.: President (or such other address as the Corporation shall designate in writing to Indemnitee) with a copy to Equant Holdings U.S., Inc., 45 Orville Drive, Bohemia, NY 11716,
         Attention: General Counsel. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

11. Severability. Should any provision of this Agreement, or any clause thereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

12. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

13. Choice of Law. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF, the parties have executed this Indemnification Agreement as of the date first written above.


INDEMNITEE


/s/ John A. Koehler
---------------------------------
John A. Koehler



TECHFORCE CORPORATION


By:  /s/ Jerrel W. Kee
   ------------------------------

Name:    Jerrel W. Kee
     ----------------------------

Title:   Chief Financial Officer
      ---------------------------

                             TECHFORCE CORPORATION
                           INDEMNIFICATION AGREEMENT


         This INDEMNIFICATION AGREEMENT (the "Agreement") is effective as of June 30, 1999, by and between TechForce Corporation, a Georgia corporation (the "Corporation"), and WILLIAM E. BASSETT, a Director of the Corporation (the "Indemnitee").

WHEREAS, the Indemnitee has served as a Director of the Corporation and has continued to do so throughout the negotiations by the Corporation for a business combination transaction with EQUANT N.V., EQUANT HOLDINGS U.S., INC. AND EQUANT ACQUISITION CORP. and

         WHEREAS, the parties believe it appropriate to memorialize and reaffirm the Corporation's indemnification obligation to Indemnitee and, in addition, set forth the indemnification agreements contained herein;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

1.       Indemnification.

         (a) Indemnifiable Liabilities; Indemnifiable Litigation. Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by any of its Articles of Incorporation, Bylaws and the Georgia Business Corporation Code, including but not limited to O.C.G.A. ss.ss. 14-2-850, et seq., as the same exists or may hereafter be amended, against all expenses, liability and loss (including attorneys' fees and disbursements, judgments, penalties, fines, settlements or other reasonable expenses, including but not limited to court costs and expert witness fees) (collectively, "Indemnifiable Liabilities") actually incurred or suffered by Indemnitee in connection with any threatened, pending or completed investigation, claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, including any action or suit by or in the right of the Corporation (collectively, "Indemnifiable Litigation"),
                  (i) to which Indemnitee is or was a party or is threatened to be made a party by reason of any action or inaction in Indemnitee's capacity as a director of the Corporation, or
                  (ii) with respect to which Indemnitee is otherwise involved by reason of the fact that Indemnitee is or was serving as a director of the Corporation, or of any parent, subsidiary or division, or, while a director of a corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Notwithstanding the foregoing, the Corporation shall have no obligation under this Section to indemnify Indemnitee in connection with an action instituted by Indemnitee.

         (b) Subsequent Change in Law, Etc. No change in the Corporation's Articles of Incorporation or Bylaws or the Georgia Business Corporation Code subsequent to the date first above written shall have the effect of limiting or eliminating the indemnification available under this Agreement as to any act, omission or capacity for which this Agreement provides indemnification at the time of such act, omission or capacity. If any change after the date of this Agreement in any applicable law, statute or rule expands the power of the Corporation to indemnify the Indemnitee, such change shall be within the purview of the Indemnitee's rights and the Corporation's obligations under this

                  Agreement. If any change in any applicable law, statute or rule narrows the right of the Corporation to indemnify the Indemnitee, such change shall have no effect on this Agreement or the parties' rights and obligations hereunder.

         (c) Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers reasonably required and shall take the actions that may be reasonably necessary to secure such rights to enable the Corporation effectively to bring suit to enforce such rights.

2. Interim Expenses. Pursuant to the Corporation's Articles of Incorporation, the Bylaws and O.C.G.A. ss. 14-2-856, the Corporation agrees to pay for or reimburse all reasonable expenses (including attorneys' fees and expenses) incurred by Indemnitee in connection with any Indemnifiable Litigation in advance of the final disposition thereof and without requiring security ("Interim Expenses"); provided, however, that:

         (a) Affirmation. Indemnitee furnishes the Corporation a written affirmation of his good faith belief that with respect to the subject matter of the Indemnifiable Litigation, he is entitled to indemnity pursuant to this Agreement;

         (b) Repayment Undertaking. Indemnitee furnishes the Corporation a written undertaking, executed personally or on his behalf, to repay, without interest, any Interim Expenses if it is ultimately determined that he is not entitled to indemnification; and

         (c) Accounting. Indemnitee furnishes the Corporation a written accounting or other documentation evidencing, to the Corporation's satisfaction, that Indemnitee owes or has actually incurred the expense for which he seeks payment or reimbursement and a detailed description of the expense as the Corporation may reasonably request ("Accounting").

3. Procedure for Demand and Payment. In the event that any claim or demand for which the Corporation would be liable to Indemnitee hereunder is asserted against or sought to be collected from Indemnitee by a third party, Indemnitee shall promptly notify the Corporation of such claim or demand, specifying the nature of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim and demand) (the "Claim Notice"). The Corporation shall then have ten (10) days from the date of delivery of the Claim Notice (the "Notice Period") to notify the Indemnitee whether or not the Corporation disputes its liability to Indemnitee hereunder with respect to such claim or demand and notwithstanding any such dispute, whether or not the Corporation desires, at its sole cost and expense, to defend the Indemnitee against such claim or demand.

         (a) Dispute by Corporation as to its Liability. If the Corporation disputes its liability with respect to such claim or demand or the amount thereof (whether or not the Corporation desires to defend the Indemnitee against such claim or demand as provided in paragraphs (ii) and (iii) below), such dispute shall be resolved in accordance with
                  Section 5 hereof. Pending the resolution of any dispute by the Corporation of its liability with respect to any claim or demand, such claim or demand shall not be settled without the prior written consent of the Indemnitee.

         (b) Defense by Corporation. In the event that the Corporation notifies the Indemnitee within the Notice Period that it desires to defend the Indemnitee against such claim or demand, then, except as hereinafter provided, the Corporation shall have the right to defend the Indemnitee by appropriate proceedings, which proceedings shall be diligently settled or prosecuted by them to a final conclusion in such a manner as to avoid any risk of Indemnitee becoming subject to liability for any other matter; provided, however, the Corporation shall not, without the prior written consent of Indemnitee, consent to the entry of any judgment against Indemnitee or enter into any settlement or compromise which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to Indemnitee of a release from all liability in respect of such claim or litigation and provided that Indemnitee is not required to take any action, is not prohibited from taking any action or is not required to make any admission in connection therewith. If Indemnitee desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense.

         (c) Failure to Dispute. If the Corporation does not dispute its liability with respect to any claim or demand as contemplated by paragraph (b) above, such claim or demand shall conclusively be deemed to be the responsibility of the Corporation hereunder.

4.       Time of Payments.

         (a) Indemnifiable Liabilities. Payments of Indemnifiable Liabilities to which Indemnitee is entitled pursuant to
                  Section 1 hereof shall be made no later than twenty (20) days after request for such payment has been furnished to the Corporation.

         (b) Interim Expenses. Payments of Interim Expenses to which Indemnitee is entitled pursuant to Section 2 hereof shall be made no later than twenty (20) days after request for such payment and the Accounting required under Section 2(c) has been furnished to the Corporation.

5. Dispute Resolution. Any party may commence a civil action in a court of appropriate jurisdiction to resolve disputes hereunder. Nothing contained in this Section shall prevent the parties from settling any dispute by mutual agreement at any time.

6. Failure to Indemnify. If indemnification or advances for expenses are ordered to be paid by the Corporation pursuant to Section 5, Indemnitee shall also be entitled to be paid for expenses (including attorneys' fees) incurred in connection with the application for the court-ordered payments.

7. Insurance. The Corporation shall cause to be maintained in effect from the date hereof and for six (6) years from the last day on which Indemnitee serves as a director of the Corporation, with respect to matters occurring on or prior to that date of last service as a director, the current directors' and officers' liability insurance policies maintained by the Corporation (provided that the Corporation may substitute therefor policies of at least the same coverage containing terms and conditions that are not materially less favorable); provided, however, that (A) the Corporation shall use its reasonable best efforts to purchase competitively priced coverage and
         (B) nothing contained herein shall require the Corporation to incur any annual premium in excess of 150% of the last annual premium paid prior to the date hereof. If such premiums for such policies of insurance would at any time exceed 150% of the last annual premium, then the Corporation shall cause to be maintained policies of insurance, which in the Corporation's good faith determination, provide the maximum coverage available at an annual premium equal to 150% of such last annual premium.

8. Successors. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto, including, with respect to the Corporation, any corporation or other entity.

9. Contract Rights Not Exclusive. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any statute, provision of the Corporation's Articles of Incorporation or Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise.

10. Notices; Indemnitee's Obligations. Notices to the Corporation shall be directed to TechForce Corporation, 5741 Rio Vista Drive, Clearwater, Florida 33760-3117, Attn.: President (or such other address as the Corporation shall designate in writing to Indemnitee) with a copy to Equant Holdings U.S., Inc., Orville Drive, Bohemia, NY 11716,
         Attention: General Counsel. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

11. Severability. Should any provision of this Agreement, or any clause thereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

12. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

13. Choice of Law. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF, the parties have executed this Indemnification Agreement as of the date first written above.


INDEMNITEE


/s/ William E. Bassett
---------------------------------
William E. Bassett



TECHFORCE CORPORATION


By:  /s/ Jerrel W. Kee
   ------------------------------

Name:    Jerrel W. Kee
     ----------------------------

Title:   Chief Financial Officer
      ---------------------------